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                                                                    EXHIBIT 23.2



                            [Letterhead of KPMG LLP]



                        Independent Accountants' Consent


The Board of Directors
Humphrey Hospitality Trust, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                        /s/  KPMG LLP



Omaha, Nebraska
February 8, 2001